UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 3, 2005
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21st Century Technologies, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

            Nevada                     000-29209                 48-1110566
_______________________________________________________________________________
(State or other jurisdiction          (Commission              (IRS Employer
     Of incorporation)                File Number)          Identification No.)

2700 W. Sahara Ave., Suite 440, Las Vegas, NV                           89102
_____________________________________________                         __________
   (Address of principal executive offices)                           (Zip Code)

                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
         ______________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective March 3, 2005 Turner, Stone & Company, L.L.P. ("Turner Stone") was dismissed as the independent certified public accountant of 21st Century Technologies, Inc (the "Company"). This action was taken upon the recommendation of the Company's Audit Committee and approval of the Company's Board of Directors. Turner Stone audited the Company's financial statements for the fiscal years ended December 31, 2002 and 2003 and performed a review of the unaudited financial statements for the first, second and third quarters of fiscal year 2004.

The report of Turner Stone for each of the fiscal years ended December 31, 2002 and 2003 and the first, second and third quarters of 2004 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that Turner Stone did not, in the performance of their review, express an opinion on the Company's unaudited financial statements for each of the first, second and third quarters of fiscal year 2004. During the fiscal years ended December 31, 2002, and 2003 and the first, second and third quarters of fiscal year 2004, there were no disagreements by the Company with Turner Stone on any matter of accounting principles or practices, financial statement disclosure of auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused it to make reference to such disagreement in its reports.

During the Company's two fiscal years ended December 21, 2002 and 2003 and the first, second and third quarters of fiscal year 2004, there were no "reportable events" as such term is described in item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

During the Company's two fiscal years ended December 31, 2002 and 2003 and the first, second and third quarters of fiscal year 2004, the Company did not consult with Turner Stone regarding (i) the application of accounting principal to a specified transaction, either completed or proposed, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as such term is described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has furnished a copy of this report to Turner Stone and requested that Turner Stone furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from Turner Stone and the Company will be filed when it is received.

Further details are disclosed in the press release attached as Exhibit 99.1 to this report.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1 - Press Release Dated March 4, 2005


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             21ST CENTURY TECHNOLOGIES, INC.
                                                       (Registrant)


                                             By:       /s/ JOHN R. DUMBLE
                                                ______________________________
Date:  March 7, 2005                                   John R. Dumble
                                             Its:      Chief Executive Officer